EXHIBIT 28

                              CONSULTING AGREEMENT
                              --------------------


     THIS CONSULTING AGREEMENT is made and entered into as of the ___ day of ________, 1996, (the "Agreement") by and between AutoLend Group, Inc., a Delaware corporation, having its principal place of business at 420 Jefferson Avenue, Miami Beach, Florida, 33139 (the "Company"), and Steven Simon, an individual residing at 1430 Ocean Drive, Miami Beach, Florida 33139 (the "Consultant").

     WHEREAS, the Company desires to retain the Consultant and the Consultant desires to be retained by the Company, all pursuant to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Engagement. The Company hereby engages the Consultant as a consultant to the Company on such matters within the Consultant's expertise as the Company shall from time to time reasonably designate to the Consultant which shall involve performance by the Consultant of services of the type previously performed by the Consultant for the Company, in an amount not unreasonable with respect to an independent contractor such as the Consultant. The Company acknowledges that the Consultant may have other activities, obligations and engagements which may command his time and attention and the Company will exercise its best efforts, in requesting the Consultant's services hereunder, to respect such other commitments.

     2. Term. The Consultant's retention hereunder shall be for a term commencing on the date hereof and terminating on May ___, 1999 (the "Term").

     3. Compensation. The Consultant shall be compensated at the rate of $70,000 per year for the Term, which total amount of $210,000 shall be payable on the date hereof pursuant to paragraph 6 below. The Company acknowledges that the Consultant is serving as an independent contractor hereunder, that the compensation due under this Section does not constitute wages, and that the Company shall not withhold taxes upon such amounts.

     4. Benefits. If the health and/or life insurance plans maintained by the Company as of the date hereof permit the provision of coverage to consultants of the Company, the Company shall, during the term hereof, pay to the Consultant monthly an amount equal to the aggregate total of the monthly premiums paid by the Company under such life and/or health insurance plans, as the case may be, to insure the Consultant during his employment by the Company immediately prior to the date hereof. Other than with respect to the payments required to be paid under this Section 4 and as otherwise shall be required by law, the Company shall have no further obligation to the Consultant with regard to health, hospitalization, disability, life or any other similar benefit, and shall not be required to pay any premium or maintain in existence any benefit program to which the Consultant was entitled to participate while an employee of the Company.

     5. Expense Reimbursement. The Company shall reimburse the Consultant for all out-of-pocket expenses incurred by the Consultant in fulfilling his duties as a consultant to the Company pursuant to this Agreement, including any travel expenses incurred by Consultant for travel outside of Miami Beach, Florida. The Company shall reimburse the Consultant in cash for all out-of-pocket expenses to which the Consultant is entitled to reimbursement provided however, that the Consultant shall not incur any reimbursable expense in excess of $250 without the prior written consent of the Company, and provided that the Company shall not require services of the Consultant, pursuant to paragraph 1 hereof, without simultaneously providing him with written consent to the incurrence of the reasonable expenses foreseeable in connection therewith.

     6. [Reserved.]

     7. Confidentiality. The Consultant shall at all times maintain the confidentiality of all information of which he comes into possession which the Company identifies to the Consultant, in writing, as confidential or proprietary information contemporaneously with his receipt thereof (provided, that if the information is made available to Consultant verbally, the Company shall have thirty (30) days within which to deliver to the Consultant in writing a summary of the information designating it as confidential or proprietary), which is not otherwise lawfully known by and readily available to the general public or the Consultant, and the Consultant shall not communicate or divulge to, or use for the direct or indirect benefit of the Consultant or for the benefit of any other person or entity with which the Consultant is affiliated any of such confidential information except as reasonably necessary in furtherance of the Consultant's duties as contemplated under this Agreement. The Consultant's obligations under this paragraph 7 shall survive the termination of this Agreement for any reason.

     8. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered, if delivered in person or by telecopy, or when deposited in the mail, if mailed by first-class mail or express delivery service, postage or other fee prepaid, with return receipt requested, addressed to each party hereto as follows:

          (a) if to the Company:

              [address]

          (b) if to the Consultant:

              [address]

Either party may designate any other address to which notice shall be given, by giving written notice to the other of such change of address.

     9. Governing Law. This Agreement shall be construed and governed in accordance with the internal laws of the State of Delaware, without regard to principles of conflict of law. Each of the parties hereto agrees to submit to the jurisdiction of the federal or state courts located in the county of New Castle, State of Delaware, in any action arriving out of or relating to this Agreement.

     10. Entire Agreement. With respect to the subject matter hereof, this Agreement contains the entire agreement between the parties and supersedes any and all previous agreements between the parties.

     11. Amendments, Etc. None of the terms hereof may be waived, modified or discharged, except by an instrument in writing specifically referring to this Agreement and signed by each of the parties hereto.

     12. Severability. In the event that any provision of this Agreement would be held to be invalid, prohibited or unenforceable for any reason unless narrowed by construction, this Agreement shall be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drafted so as not to be invalid, prohibited or unenforceable.

     13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns; provided however, that the Company may not assign this Agreement without the Consultant's prior written consent.

     14. Headings. The headings contained herein are included for convenience of reference only and do not constitute a part of this Agreement.

     15. Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall for all purposes constitute one agreement, binding on each of the parties, notwithstanding that each of the parties has not signed the same counterpart.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                              AUTOLEND GROUP, INC.

                                              By:  _____________________
                                                   Name:
                                                   Title:


                                              STEVEN SIMON


                                              ______________________


                    [Signature Page for Consulting Agreement]

                              CONSULTING AGREEMENT
                              --------------------


     THIS CONSULTING AGREEMENT is made and entered into as of the ___ day of ________, 1996, (the "Agreement") by and between AutoLend Group, Inc., a Delaware corporation, having its principal place of business at 420 Jefferson Avenue, Miami Beach, Florida, 33139 (the "Company"), and Steven Simon, an individual residing at 1430 Ocean Drive, Miami Beach, Florida 33139 (the "Consultant").

     WHEREAS, the Company desires to retain the Consultant and the Consultant desires to be retained by the Company, all pursuant to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Engagement. The Company hereby engages the Consultant as a consultant to the Company on such matters within the Consultant's expertise as the Company shall from time to time reasonably designate to the Consultant which shall involve performance by the Consultant of services of the type previously performed by the Consultant for the Company, in an amount not unreasonable with respect to an independent contractor such as the Consultant. The Company acknowledges that the Consultant may have other activities, obligations and engagements which may command his time and attention and the Company will exercise its best efforts, in requesting the Consultant's services hereunder, to respect such other commitments.

     2. Term. The Consultant's retention hereunder shall be for a term commencing on the date hereof and terminating on May ___, 1999 (the "Term").

     3. Compensation. The Consultant shall be compensated at the rate of $70,000 per year for the Term, which total amount of $210,000 shall be payable on the date hereof pursuant to paragraph 6 below. The Company acknowledges that the Consultant is serving as an independent contractor hereunder, that the compensation due under this Section does not constitute wages, and that the Company shall not withhold taxes upon such amounts.

     4. Benefits. If the health and/or life insurance plans maintained by the Company as of the date hereof permit the provision of coverage to consultants of the Company, the Company shall, during the term hereof, pay to the Consultant monthly an amount equal to the aggregate total of the monthly premiums paid by the Company under such life and/or health insurance plans, as the case may be, to insure the Consultant during his employment by the Company immediately prior to the date hereof. Other than with respect to the payments required to be paid under this Section 4 and as otherwise shall be required by law, the Company shall have no further obligation to the Consultant with regard to health, hospitalization, disability, life or any other similar benefit, and shall not be required to pay any premium or maintain in existence any benefit program to which the Consultant was entitled to participate while an employee of the Company.

     5. Expense Reimbursement. The Company shall reimburse the Consultant for all out-of-pocket expenses incurred by the Consultant in fulfilling his duties as a consultant to the Company pursuant to this Agreement, including any travel expenses incurred by Consultant for travel outside of Miami Beach, Florida. The Company shall reimburse the Consultant in cash for all out-of-pocket expenses to which the Consultant is entitled to reimbursement provided however, that the Consultant shall not incur any reimbursable expense in excess of $250 without the prior written consent of the Company, and provided that the Company shall not require services of the Consultant, pursuant to paragraph 1 hereof, without simultaneously providing him with written consent to the incurrence of the reasonable expenses foreseeable in connection therewith.

     6. [Reserved.]

     7. Confidentiality. The Consultant shall at all times maintain the confidentiality of all information of which he comes into possession which the Company identifies to the Consultant, in writing, as confidential or proprietary information contemporaneously with his receipt thereof (provided, that if the information is made available to Consultant verbally, the Company shall have thirty (30) days within which to deliver to the Consultant in writing a summary of the information designating it as confidential or proprietary), which is not otherwise lawfully known by and readily available to the general public or the Consultant, and the Consultant shall not communicate or divulge to, or use for the direct or indirect benefit of the Consultant or for the benefit of any other person or entity with which the Consultant is affiliated any of such confidential information except as reasonably necessary in furtherance of the Consultant's duties as contemplated under this Agreement. The Consultant's obligations under this paragraph 7 shall survive the termination of this Agreement for any reason.

     8. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered, if delivered in person or by telecopy, or when deposited in the mail, if mailed by first-class mail or express delivery service, postage or other fee prepaid, with return receipt requested, addressed to each party hereto as follows:

          (a) if to the Company:

              [address]

          (b) if to the Consultant:

              [address]

Either party may designate any other address to which notice shall be given, by giving written notice to the other of such change of address.

     9. Governing Law. This Agreement shall be construed and governed in accordance with the internal laws of the State of Delaware, without regard to principles of conflict of law. Each of the parties hereto agrees to submit to the jurisdiction of the federal or state courts located in the county of New Castle, State of Delaware, in any action arriving out of or relating to this Agreement.

     10. Entire Agreement. With respect to the subject matter hereof, this Agreement contains the entire agreement between the parties and supersedes any and all previous agreements between the parties.

     11. Amendments, Etc. None of the terms hereof may be waived, modified or discharged, except by an instrument in writing specifically referring to this Agreement and signed by each of the parties hereto.

     12. Severability. In the event that any provision of this Agreement would be held to be invalid, prohibited or unenforceable for any reason unless narrowed by construction, this Agreement shall be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drafted so as not to be invalid, prohibited or unenforceable.

     13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns; provided however, that the Company may not assign this Agreement without the Consultant's prior written consent.

     14. Headings. The headings contained herein are included for convenience of reference only and do not constitute a part of this Agreement.

     15. Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall for all purposes constitute one agreement, binding on each of the parties, notwithstanding that each of the parties has not signed the same counterpart.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                              AUTOLEND GROUP, INC.

                                              By:  _____________________
                                                   Name:
                                                   Title:


                                              STEVEN SIMON


                                              ______________________


                    [Signature Page for Consulting Agreement]